                                                                 EXHIBIT 3.2(a)



                 CERTIFICATE OF ACTION BY BOARD OF DIRECTORS OF
                               HESKA CORPORATION
                   FIXING THE NUMBER OF MEMBERS ON THE BOARD

         The following resolution was duly adopted by the Board of Directors of Heska Corporation at a special meeting held on March 15, 1997 in Fort Collins,
Colorado:

                 RESOLVED, that the number of directors of the Corporation shall be fixed at seven (7) until changed as provided in
                 Section 2 of the Article III of the By-Laws of the Corporation.

                                 CERTIFICATE OF

                             AMENDMENT OF BYLAWS OF

                               HESKA CORPORATION


         The following resolutions were duly adopted by the Board of Directors of Heska Corporation by written consent effective November 12, 1996:

                 RESOLVED, that Article IV, Section 3 of the Bylaws of the Corporation is hereby amended by deleting said Article IV,
                 Section 3 in its entirety and substituting the following therefor:

                 "Section 3. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or president or, if both the chairman of the board and the president are absent or are unable or refuse to act, by any vice president or by any two directors. Special meetings of the board of directors shall be held upon four (4) days' notice by mail or forty-eight (48) hours notice delivered personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), telegraph, facsimile, electronic mail or other electronic means. Notices are deemed given or sent (i) at the time a written notice by mail is deposited in the United States mails, postage prepaid, (ii) the time any other written notice, including facsimile, telegram or electronic mail message, is personally delivered to the director or is delivered to a common carrier for transmission or actually transmitted by the person giving the notice by electronic means, to the director, (iii) the time any oral notice is communicated, in person or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, or wireless, to the director, including the director's designated voice mailbox or address on such a system, or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the place of the meeting if the meeting is to be held at the principal executive office of the corporation, and need not specify the purpose of the meeting."

                      CERTIFICATE OF BOARD OF DIRECTORS OF
                               HESKA CORPORATION
                   FIXING THE NUMBER OF MEMBERS ON THE BOARD

         The following resolution was duly adopted by the Board of Directors of Heska Corporation by written consent effective as of April 5, 1996:

         RESOLVED, that conditioned upon and effective upon the closing the acquisition of all of the outstanding capital stock of Diamond Animal Health, Inc. by the Corporation or its subsidiaries (the "Diamond Closing"), the authorized number of directors of the Corporation shall be fixed at eight (8) until changed as provided in Section 2a of
         Article III of the By-Laws of the Corporation.

                                 CERTIFICATE OF

                             AMENDMENT OF BYLAWS OF

                               HESKA CORPORATION


         The following resolutions were duly adopted by the shareholders of Heska Corporation by written consent effective as of April 3, 1996:

         RESOLVED, that Article III, Section 2a of the Bylaws of the Corporation is hereby amended to read as follows:

         "Section 2a. The authorized number of directors shall be not less than five (5) nor more than nine (9). The exact authorized number of directors shall be fixed from time to time, within the limits specified in this Section 2a or in the articles of incorporation, by resolution of the board of directors, or by a by-law or amendment thereof duly adopted by the vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the written consent of the holders of a majority of the outstanding shares entitled to vote."

; and be it further

         RESOLVED, that the authorized number of directors of the Corporation shall be fixed at seven (7) until changed as provided in Section 2 of
         Article III of the By-Laws.

                                 CERTIFICATE OF

                             AMENDMENT OF BYLAWS OF

                                 PARAVAX, INC.



                 The following resolution was duly adopted by the Board of Directors of Paravax, Inc. at a meeting held on June 20, 1994:

                 RESOLVED that subject to the approval of the shareholders of the Company, that Section 2 of Article III of the By-Laws of the Corporation is hereby amended to read in its entirety as set forth on Exhibit A hereto and the Secretary of the Corporation is hereby directed to insert a copy of the By-Laws as so amended in the minute book of the Corporation; and be it further



                 RESOLVED that the authorized number of directors of the Corporation shall be fixed at six (6) until changed as provided in Section 2 of Article III of the By-Laws; and be it further

                                   EXHIBIT A


                 Section 2a. The authorized number of directors shall be not less than four (4) nor more than seven (7). The exact authorized number of directors shall be fixed from time to time, with in the limits specified in this Section 2a or in the articles of incorporation, by resolution of the board of directors, or by a by-law or amendment thereof duly adopted by the vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the written consent of the holders of a majority of the outstanding shares entitled to vote.

                                 CERTIFICATE OF

                             AMENDMENT OF BYLAWS OF

                                  PARAVAX INC.



                 The following was approved by the Shareholders of Paravax, Inc. at an annual meeting held on July 20, 1992:

                 Pursuant to Article III, Section 2a, of the By-laws of the Corporation, the Board of Directors of the Corporation hereby provides for a variable number of authorized directors of the Company between four and seven, initially to be fixed at five and thereafter to be fixed within such limits from time to time by the Board of Directors.

                                 CERTIFICATE OF

                             AMENDMENT OF BYLAWS OF

                                 PARAVAX, INC.



                 The following resolution was duly adopted by the Board of Directors of Paravax, Inc. at a meeting held on April 13, 1992:

                 RESOLVED that in accordance with Section 2a of Article III of the By-Laws of the Corporation, the number of authorized directors of the Corporation shall be increased to and fixed at five until further action of the Board of Directors or shareholders of the Corporation; and be it further

                                 CERTIFICATE OF

                             AMENDMENT OF BYLAWS OF

                                 PARAVAX, INC.



                 The following resolution was duly adopted by Unanimous Written Consent by the Board of Directors of Paravax, Inc. on November 30, 1989:

                 "RESOLVED that, Section 2b of Article III of the By-Laws of the Corporation, shall be amended and restated in its entirety (the "Amendment") to read as follows:

                          "Section 2b. Subject to the foregoing provisions for changing the authorized number of directors, the authorized number of directors of the corporation shall be (4)";

                                   BY-LAWS

                                      OF


                                 PARAVAX, INC.

                                 B Y -  L A W S

                                       of

                                 PARAVAX, INC.

                                   ARTICLE I

                                Principal Office

                 Section 1. The principal executive office for the transaction of the business of the corporation is hereby fixed and located at 525 University Avenue, Suite 1500, Palo Alto, California. The board of directors may change such principal executive office from one location to another.

                 Section 2. The board of directors may at any time establish other business offices within or without the State of California.

                                   ARTICLE II

                            Meetings of Shareholders

                 Section 1. All meetings of the shareholders shall be held at any place within or without the State of California which may be designated either by the board of directors or by the written consent of all shareholders entitled to vote thereat and not present at the meeting given either before or after the meeting and filed with the secretary of the corporation. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

                 Section 2. The annual meeting of the shareholders of the corporation shall be held on such date and at such time as shall be determined by the board of directors, not more than fifteen (15) months after the date of the preceding annual meeting or, in the case of the first annual meeting, not more than fifteen (15) months after the organization of the corporation. At such meeting, directors shall be elected and any other proper business may be transacted which is within the powers of the shareholders. Written notice of each annual meeting shall be given to each shareholder entitled to vote either personally or by first-class mail or other means of written communications (which includes, without limitation and wherever used in these by-laws, telegraphic and facsimile communication), charges prepaid, addressed to each shareholder at the address appearing on the books of the corporation, or given by the shareholder to the corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders. If no address of a shareholder appears on the books of the corporation or is given by the shareholder to the corporation, notice is duly given to him if sent by mail or other means of written communication addressed to the place where the principal executive office of the corporation is located or if published at least once in a newspaper of general circulation in the county in which said principal executive office is located.

                 All such notices shall be given to each shareholder entitled thereto not less than ten (10) days nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the United States mail or delivered to a common carrier for transmission to the recipient or actually transmitted by the person giving the notice by electronic means to the recipient or sent by other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the secretary, assistant secretary or transfer agent of the corporation shall be prima facie evidence of the giving of the notice.

                 Such notices shall state:

                          (a)   The place, date and hour of the meeting;

                          (b) Those matters which the board, at the time of the mailing of the notice, intends to present for action by the shareholders;

                          (c) If directors are to be elected, the names of nominees intended at the time of the notice to be presented by management. for election;

                          (d) The general nature of a proposal, if any, to take action with respect to the approval of (i) a contract or other transaction with an interested director, (ii) an amendment of the articles of incorporation, (iii) a reorganization of the corporation as defined in Section 181 of the California General Corporation Law (the "General Corporation Law"), (iv) a voluntary dissolution of the corporation, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

                          (e) Such other matters, if any, as may be expressly required by statute.

                 Section 3. Special meetings of the shareholders for the purpose of taking any action permitted to be taken by the shareholders under the General Corporation Law and the articles of incorporation of this corporation, may be called by the chairman of the board or the president, or by any vice president, or by the board of directors, or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting. Upon request in writing that a special meeting of shareholders be called for any proper purpose, directed to the chairman of the board, president or secretary by any person (other than the board of directors) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after receipt of the request. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner and contain the same statements as required for annual meetings of shareholders; provided that notice of any special meeting shall also specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

                 Section 4. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

                 Section 5. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting, except as provided in Section 4 above.

                 When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, except that notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at an adjourned meeting in accordance with Section 2 of this Article II if a new record date for the adjourned meeting is fixed by the board of directors, or if the adjournment is for more than forty-five (45) days from the date set for the original meeting. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

                 Section 6. Unless a record date for.voting purposes be fixed as provided in Section 1 of Article VI of these by-laws then, subject to the provisions of Sections 702 and 704 of the General Corporation Law, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice of the meeting is given or if such notice is waived, at the close of business on the business day next preceding the day on which the meeting of shareholders is held (except that the record date for shareholders entitled to give consent to corporate action without a meeting shall be determined in accordance with Section 8 of this Article II) shall be entitled to receive notice of and to vote at such meeting, and such day shall be the record date for such meeting. Any shareholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal (other than elections of directors), but if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote. Such vote may be by voice or by ballot; provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at any election and before the voting begins. The affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively shall constitute at least a majority of the required quorum) shall be the act of the shareholders except as may otherwise be provided by (i) Section 4 of this
Article II, (ii) the cumulative voting provisions for the election of directors as stated in this section below, and (iii) the General Corporation Law or the articles of incorporation of this corporation. Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are normally entitled, or distribute his votes on the same principle among as many candidates as he shall think fit. No shareholder shall be entitled to cumulate votes for a candidate or candidates unless the names of such candidate or candidates have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The candidates receiving the highest number of affirmative votes of shares entitled to be voted for them, up to the number of directors to be elected, shall be elected.

                 Section 7. The transactions of any meeting of shareholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice, consent or approval need not specify either the business to be transacted or the purpose of any regular or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in subparagraph (d) of the third paragraph of Section 2 of this Article II, the waiver of notice, consent or approval shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                 Attendance of a person at a meeting shall also constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice but not so included, if such objection is expressly made at the meeting.

                 Section 8. Directors may be elected without a meeting by a consent in writing, setting forth the action so taken, signed by all of the persons who would be entitled to vote for the election of directors; in addition a director may be elected at any time to fill a vacancy (other than a vacancy created by removal) not filled by the directors by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors. Notice of such election shall be given to nonconsenting shareholders if required by this Section 8.

                 Any other action which, under any provision of the General Corporation Law, may be taken at a meeting of the shareholders, may be taken without a meeting, and without notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records.

                 Unless the consents of all shareholders entitled to vote have been solicited in writing:

                          (a)   Notice of any proposed shareholder approval of
                 (i) a contract or other transaction with an interested director; (ii) indemnification of an agent of the corporation as authorized by Section 9 of Article IV of these by-laws;
                 (iii) a reorganization of the corporation as defined in
                 Section 181 of the General Corporation Law; or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

                          (b) Prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent, to those shareholders entitled to vote who have not consented in writing. Such notices shall be given in the manner provided in Section 2 of Article II of these by-laws.

                 Unless, as provided in Section 1 of Article VI of these by-laws, the board of directors has fixed a record date for the determination of shareholders entitled to notice of and to give such written consent, the record date for such determination shall be (a) the day on which the first written consent is given, when no prior action by the board of directors has been taken, or (b) the close of business on the day the board of directors adopts the resolution relating to such action.

                 Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

                 Section 9. Every person entitled to vote shares or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and delivered to the secretary of the corporation. A proxy shall be deemed executed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney in fact. Any proxy duly executed which does not state that it is irrevocable shall continue in full force and effect until (a) a writing stating that the proxy is revoked is delivered to the secretary of the corporation, (b) a proxy bearing a later date is executed by the person who executed the prior proxy and is presented to the meeting, (c) as to any meeting, by attendance at such meeting and voting in person by the person executing the proxy or (d) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise provided in the proxy. The revocability of a proxy which states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and (f) of the General Corporation Law.

                 Section 10. In advance of any meeting of shareholders, the board of directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting and any adjournment thereof. If inspectors of election be not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any shareholder or a shareholder's proxy shall, be filled by appointment by the board of directors in advance of the meeting, or at the meeting by the chairman of the meeting.

                 The duties of such inspectors shall be as prescribed by
Section 707 of the General Corporation Law and shall include: determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders. In the determination of the validity and effect of proxies the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed.

                 The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

                                  ARTICLE III

                               Board of Directors

                 Section 1. Subject to the provisions of the General Corporation Law and any limitations in the articles of incorporation and these by-laws as to action to be authorized or approved by the shareholders, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the board of directors shall have the following powers:


                          First:     To conduct, manage and control the affairs
                 and business of the corporation and to make such rules and regulations therefor, not inconsistent with law or with the articles of incorporation or with the by-laws, as they may deem best;

                          Second:    To elect and remove at pleasure the
                 officers, agents and employees of the corporation, prescribe their duties and fix their compensation;

                          Third:     To authorize the issue of shares of stock
                 of the corporation from time to time upon such terms as may be lawful, in consideration of money paid, labor done, services actually rendered to the corporation or for its benefit or in its formation or reorganization, debts or securities canceled, and tangible or intangible property actually received, but neither promissory notes of the purchaser (unless adequately secured by collateral other than the shares acquired or unless permitted by Section 408 of the General Corporation Law) nor future services shall constitute payment or part payment for the shares of the corporation;

                          Fourth:     To borrow money and incur indebtedness
                 for the purposes of the corporation and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor;

                          Fifth:      To alter, repeal or amend, from time to
                 time, and at any time, these by-laws and any and all amendments of the same, and from time to time, and at any time, to make and adopt such new and additional by-laws as may be necessary and proper, subject to the power of the shareholders to adopt, amend or repeal such by-laws, or to revoke the delegation of authority of the directors, as provided by law or by Article VIII of these by-laws; and

                          Sixth:      By resolution adopted by a majority of
                 the authorized number of directors, to designate an executive and other committees, each consisting of two or more directors, to serve at the pleasure of the board, and to prescribe the manner in which proceedings of such committee shall be conducted. The appointment of members or alternate members (who may replace any absent member at any meeting of the committee) of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in a resolution of the board, shall have all of the authority of the board, except with respect to:

                          (i) The approval of any action for which the General Corporation Law or the articles of incorporation also require shareholder approval;

                          (ii) The filling of vacancies on the board or in any committee;

                          (iii) The fixing of compensation of the directors for serving on the board or on any committee;

                          (iv)  The adoption, amendment or repeal of by-laws;

                          (v) The amendment or repeal of any resolution of the board which by its express terms is not so amendable or repealable;

                          (vi) Any distribution to the shareholders, except at a rate or in a periodic amount or within a price range determined by the board; and

                          (vii) The appointment of other committees of the board or the members thereof.

                 Section 2a. The authorized number of directors shall not be less than three (3) nor more than five (5). The exact authorized number of directors shall be fixed from time to time, within the limits specified in this Section 2a or in the articles of incorporation, by resolution of the board of directors, or by a by-law or amendment thereof duly adopted by the vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the written consent of the holders, of a majority of the outstanding shares entitled to vote.

                 Section 2b. Subject to the foregoing provisions for changing the authorized number of directors, the authorized number of directors of this corporation shall initially be three (3).

                 Section 3. The directors shall be elected at each annual of shareholders, but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected, except as otherwise provided by statute.

                 Section 4. A vacancy in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or has been convicted of a felony.

                 Vacancies in the board of directors, except for a vacancy created by the removal of a director, may be filled by a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders. A vacancy in the board of directors created by the removal of a director may only be filled by the vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the written consent of the holders of all of the outstanding shares.

                 The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal shall require the consent of holders of a majority of the outstanding shares entitled to vote.

                 Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the board of directors accepts the resignation of a director tendered to take effect at a future time, the board or the shareholders shall have power to elect a successor to take office when the resignation is to become effective.

                 No reduction of the authorized number of the directors shall have the effect of removing any director prior to the expiration of his term of office.

                                   ARTICLE IV

                             Meetings of Directors

                 Section 1. Regular meetings of the board of directors shall be held at any place within or without the State of California that has been designated from time to time by the board of directors. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation, except as provided in Section 2. Special meetings of the board of directors may be held at any place within or without the State of California which has been designated in the notice of the meeting, or, if not designated in the notice or if there is no notice, at the principal executive office of the corporation.

                 Section 2. Immediately following each annual meeting of the shareholders there shall be a regular meeting of the board of directors of the corporation at the place of said annual meeting or at such other place as shall have been designated by the board of directors for the purpose of organization, election of officers and the transaction of other business. Other regular meetings of the board of directors shall be held without call on such date and time as may be fixed by the board of directors; provided, however, that should any such day fall on a legal holiday, then said meeting shall be held at the same time on the next business day thereafter ensuing which is not a legal holiday. Notice of regular meetings of the directors is hereby dispensed with and no notice whatever of any such meeting need be given, provided that notice of any change in the time or place of regular meetings shall be given to all of the directors in the same manner as notice for special meetings of the board of directors.

                 Section 3. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or president or, if both the chairman of the board and the president are absent or are unable or refuse to act, by any vice president or by any two directors. Notice of the time and place of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or telegram or facsimile transmission, charges prepaid, addressed to him at his address as it appears upon the records of the corporation or, if it is not so shown on the records and is not readily ascertainable, at the place at which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is telegraphed or sent by facsimile transmission, it shall be delivered to a common carrier for transmission to the director or actually transmitted by the person giving the notice by electronic means to the director at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered personally or by telephone as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Any notice given personally or by telephone may be communicated to either the director or to a person at the office of the director whom the person giving the notice has reason to believe will promptly communicate it to the director. Such deposit in the mail, delivery to a common carrier, transmission by electronic means or delivery, personally or by telephone, as above provided, shall be due, legal and personal notice to such directors. The notice need not specify the place of the meeting if the meeting is to be held at the principal executive office of the corporation, and need not specify the purpose of the meeting.

                 Section 4. Presence of a majority of the authorized number of directors at a meeting of the board of directors constitutes a quorum for the transaction of business, except as hereinafter provided. Members of the board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Sections 310, 311 and 317 of the General

Corporation Law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided that any action taken is approved by at least a majority of the required quorum for such meeting. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place (other than adjournments until the time fixed for the next regular meeting of the board of directors, as to which no notice is required) shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

                 Section 5. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                 Section 6. Any action required or permitted to be taken by the board of directors, may be taken without a meeting if all members of the board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

                 Section 7. The provisions of this Article IV shall also apply, with necessary changes in points of detail, to committees of the board of directors, if any, and to actions by such committees (except for the first sentence of Section 2 of Article IV, which shall not apply, and except that special meetings of a committee may also be called at any time by any two members of the committee), unless otherwise provided by these by-laws or by the resolution of the board of directors designating such committees. For such purpose, references to "the board" or "the board of directors" shall be deemed to refer to each such committee and references to "directors" and "members of the board" shall be deemed to refer to members of the committee.

                 Section 8. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the board.

                 Section 9. The corporation shall, to the maximum extent permitted by the General Corporation Law, indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that any such person is or was an agent of the corporation. For purposes of this Section, an "agent" of the corporation includes any person who is or was a director, officer, employee or other agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or who was a director, officer, employee or agent of a corporation which was a predecessor of the corporation or of another enterprise at the request of such predecessor corporation.

                                   ARTICLE V

                                    Officers

                 Section 1. The officers of the corporation shall be a chairman of the board or a president, or both, a secretary, and a treasurer, who shall also be the chief financial officer of the corporation. The corporation may also have, at the discretion of the board of directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be designated from time to time by the board of directors. Any number of offices may be held by the same person. The officers shall be elected by the board of directors and shall hold office at the pleasure of such board.

                             Chairman of the Board

                 Section 2. The chairman of the board, if there is such an officer, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the by-laws. If there is no president, the chairman of the board shall, in addition, be the general manager and chief executive officer of the corporation and shall have the powers and duties prescribed in Section 3 of Article V of these by-laws.

                                   President

                 Section 3. Subject to such powers and duties, if any, as may be prescribed by these by-laws or the board of directors for the chairman of the board, if there is such an officer, the president shall be the general manager and chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there is no chairman, at all meetings of the board of directors. He shall have all of the powers and shall perform all of the duties which are ordinarily inherent in the office of the president, and he shall have such further powers and shall perform such further duties as may be prescribed for him by the board of directors.



                                Vice Presidents

                 Section 4. In the absence or disability or refusal to act of the president, the vice presidents in order of their rank as fixed by the board of directors, or, if not ranked, the vice president designated by the president or the board of directors, shall perform all of the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the board of directors or the by-laws.

                                   Secretary

                 Section 5. The secretary shall keep or cause to be kept at the principal executive office of the corporation or such other place as the board of directors may order, a book of minutes of all proceedings of the shareholders, the board of directors and committees of the board, with the time and place of holding, whether regular or special, and if special how authorized, the notice thereof given, the names of those present at directors' and committee meetings, and the number of shares present or represented at shareholders' meetings. The secretary shall keep or cause to be kept at the principal executive office or at the office of the corporation's transfer agent a record of shareholders or a duplicate record of shareholders showing the names of the shareholders and their addresses, the number of shares and classes of shares held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation. The secretary or an assistant secretary, or, if they are absent or unable or refuse to act, any other officer of the corporation, shall give or cause to be given notice of all the meetings of the shareholders, the board of directors and committees of the board required by the by-laws or by law to be given, and he shall keep the seal of the corporation, if any, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the by-laws.

                 Section 6. It shall be the duty of the assistant secretaries to assist the secretary in the performance of his duties and generally to perform such other duties as may be delegated to them by the board of directors.

                                   Treasurer

                 Section 7. The treasurer shall be the chief financial officer of the corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the corporation. He shall receive and deposit all moneys and other valuables belonging to the corporation in the name and to the credit of the corporation and shall disburse the same only in such manner as the board of directors or the appropriate officers of the corporation may from time to time determine, shall render to the president and the board of directors, whenever they request it, an account of all his transactions as treasurer and of the financial condition of the corporation, and shall perform such further duties as the board of directors may require.

                 Section 8. It shall be the duty of the assistant treasurers to assist the treasurer in the performance of his duties and generally to perform such other duties as may be delegated to them by the board of directors.

                                   ARTICLE VI

                                 Miscellaneous

                                  Record Date

                 Section 1. The board of directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect of any change, conversion, or exchange of shares. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting, nor more than sixty (60) days prior to any other event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record at the close of business on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided by statute or in the articles of incorporation or by-laws.

                 If the board of directors does not so fix a record date:



                          (a) The record date for determining shareholders
                 entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

                          (b) The record date for determining shareholders
                 entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

                          (c) The record date for determining shareholders for
                 any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.


                        Inspection of Corporate Records

                 Section 2. The accounting books and records, the record of shareholders, and minutes of proceedings of the shareholders and the board and committees of the board of this corporation and any subsidiary of this corporation shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

                 A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of such voting shares and have filed a
Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation and to obtain from the transfer agent for the corporation, upon, written demand and upon the tender of its usual charges, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five

(5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

                 Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiary corporations. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

                            Certificates for Shares

                 Section 3. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairman or vice chairman of the board or the president or a vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

                 If the shares of the corporation are classified or if any class of shares has two or more series, there shall appear on the certificate one of the following:




                          (a) A statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof.

                          (b)   A summary of such rights, preferences,
                 privileges and restrictions with reference to the provisions of the articles and any certificates of determination establishing the same.

                          (c)   A statement setting forth the office or
                 agency of the corporation from which shareholders may obtain, upon request and without charge, a copy of the statement referred to in subdivision (a).

                 There shall also appear on the certificate (unless summarized under subparagraphs (a) or (b) above) the statements required by all of the following clauses to the extent applicable:



                          (a) The fact that the shares are subject to restrictions upon transfer.

                          (b)   If the shares are assessable or are not
                 fully paid, a statement that they are assessable or the statements required by subdivision (d) of Section 409 of the General Corporation Law if they are not fully paid.

                          (c) The fact that the shares are subject to a voting agreement under subdivision (a) of Section 706 or an irrevocable proxy under subdivision (e) of Section 705 of the General Corporation Law or restrictions upon voting rights contractually imposed by the corporation.

                          (d)   The fact that the shares are redeemable.

                          (e) The fact that the shares are convertible and the period for conversion.

                 Any such statement or reference thereto required by subparagraphs (a) or (b) above shall appear conspicuously on the face of the certificate.

                 Any such certificate shall also contain such legend or other statement as may be required by the California Corporate Securities Law of 1968, the Federal securities laws, and any agreement between the corporation and the issuee thereof.

                 Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the board of directors or the by-laws may provide; provided, however, that any such certificate so issued prior to full payment shall state on the face thereof the amount remaining unpaid and the terms of payment, thereof.

                 No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (a) the old certificate is lost, apparently destroyed or wrongfully taken; (b) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction or theft; (c) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser; (d) the owner of the old, certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and
(e) the owner satisfies any other reasonable requirements imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the, holders of the old and new certificates, shall be governed by the provisions of Sections 8104 and 8405 of the California Commercial Code.

                 Representation of Shares of Other Corporations

                 Section 4. The president or any vice president or the secretary or any assistant secretary of this corporation is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

                             Inspection of By-laws

                 Section 5. The corporation shall keep in its principal executive office in California, or if its principal executive office is not in California, then at its principal business office in California (or otherwise provide upon written request of any shareholder), the original or a copy of the by-laws as amended to date, certified by the secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.

                          Construction and Definitions

                 Section 6. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the General Corporation Law shall govern the construction of these by-laws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

                                  ARTICLE VII

                         Corporate Loans and Guarantees

                 Section 1. The provisions contained in this Article VII set forth the terms and conditions by which the corporation may make a loan or guaranty to the officers and directors of the corporation except as otherwise permitted or limited by the General Corporation Law or any other applicable law.

                 Section 2. The corporation shall not make any loan of money or property to, or guarantee the obligation of, any director or officer of the corporation, unless the transaction or an employee benefit plan authorizing such loans or guaranties, after disclosure of the right under such a plan to include officers or directors, is approved by (a) the shareholders, with the shares owned by the director or officer, or by the directors or officers then eligible to participate in such plan, not being entitled to vote thereon, or
(b) the unanimous vote of the shareholders.

                 Section 3. The corporation shall not make any loan of money or property to, or guarantee the obligation of, any person upon the security of shares of the corporation or of its parent, unless the loan or guaranty is (a) otherwise adequately secured, (b) made pursuant to an employee benefit plan permitted, by Section 408 of the General Corporation Law, (c) approved by the shareholders with the shares owned by the borrower not entitled to vote, or (d) approved by unanimous vote of the shareholders.

                 Section 4. Notwithstanding anything to the contrary contained in Section 2 of this Article VII, the corporation may advance money to a director or officer of the corporation for any expenses reasonably anticipated to be incurred in the performance of the duties of such director or officer, provided that in the absence of such advance, such director or officer would be entitled to be reimbursed for such expenses by such corporation, its parent or any subsidiary.

                 Section 5. The provisions of Section 2 of this Article VII do not apply to the payment of premiums in whole or in part by the corporation on a life insurance policy on the life of a director or officer of the corporation so long as repayment to the corporation of the amount paid by it is secured by the proceeds of the policy and its cash surrender value.

                                  ARTICLE VIII

                                   Amendments

                 Section 1. New by-laws may be adopted or these by-laws may be amended or repealed by the affirmative vote or written consent of a majority of the outstanding shares entitled to vote, except as otherwise provided by law or by the articles of incorporation or these by-laws.

                 Section 2. Subject to the right of shareholders as provided in Section 1 of this Article to adopt, amend or repeal by-laws, and except as otherwise provided by law or by the articles of incorporation, by-laws (other than a by-law or amendment thereof changing the authorized number of directors), may be adopted, amended or repealed by the board of directors.

                                   ARTICLE IX

                           Annual and Other Reports

                 Section 1.

                 (a) So long as the corporation shall have fewer than one hundred shareholders of record (determined as provided in Section 605 of the General Corporation Law), the requirement of Section 1501(a) of said law that an annual report be sent to the shareholders is expressly waived.

                 (b) Notwithstanding subdivision (a) of this Section, the corporation shall, upon the written request of any shareholder made more than one hundred twenty (120) days after the close of a fiscal year, deliver or mail to the person making the request, within thirty (30) days thereafter, the financial statements required by Section 1501(a) of the General Corporation Law.

                 Section 2. A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, the statements referred to in Section 1501(a) of the General Corporation Law for the last fiscal year. The corporation shall deliver or mail the statements to the person making the request within thirty (30) days thereafter. A copy of any such statements shall be kept on file in the principal executive office of the corporation for twelve (12) months and they shall be exhibited at all reasonable times to any shareholder demanding an examination of them or a copy shall be mailed to such shareholder. The quarterly income statements and balance sheets referred to in this Section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.